Lehman High Yield Bond and Syndicated Loan Conference

March 13, 2008

Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  Statements made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and Analysis of
Financial Condition and Results of Operations” and “Risk Factors” in the Company’s current and future Annual Reports on Form 10-K and
Quarterly Reports on Form 10-Q.

ADJUSTED EBITDA STATEMENT

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings (adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our senior secured credit facility and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit facility and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors.  In addition, consolidated net income is adjusted to exclude certain items, including non-recurring charges with respect to the closing of the acquisition of Santana Holdings Corp. (the “Santana Acquisition”), the closing of the acquisition of Procell
Decking Systems (the “Procell Acquisition”) and the related financing transactions, as well as certain other nonrecurring or unusual charges.
Please see the Company’s September 30, 2007 10-Q, which contains a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreement and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreement and indenture, as discussed above.  Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted
EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted EBITDA.  For a reconciliation of Adjusted EBITDA to net income, please see the
Appendix to this presentation.

CPG INTERNATIONAL
Building Products. Better.
AZEK
Building Products
SCRANTON PRODUCTS

CPG Overview

CPG International Overview

Founded in 1983

Headquarters in Scranton, PA

2007 PF Revenue: $317mm

2007 PF Adjusted EBITDA: $64mm*

EBITDA margin: 20%

Net Debt/EBITDA of 4.3x (12/07)

$65 million credit facility

$128 million Senior FRN

$150 million Senior Notes

Acquired by AEA Investors in 2005

*   Detail provided in appendix

CPG INTERNATIONAL
Building Products. Better.
AZEK
Building Products
SCRANTON PRODUCTS

Investment Thesis

CPG Overview

Excellent Financial

Performance

Market Leading

Brands

Products with Superior

Value Proposition

Large and Growing

Distribution Network

Diversified End Markets

Large Addressable

Markets Early in

Conversion Cycle

Favorable Long-term

Demographics

Leading Innovation

and Manufacturing

Excellence

CPG INTERNATIONAL

AZEK Building Products

SCRANTON PRODUCTS
Worry-Free Brands. Your Every Need.™

AZEK Trim

AZEK Deck

AZEK Moulding

CT COMPOSATRON
COMPOSITE TECHNOLOGY

CELTEC

Vycom
Division of AZEK Building Products

HINY HIDERS
Santana Products

COMTEC
INDUSTRIES

CAPITOL
PARTITIONS INC.

Flametec

HITEC
HIGH DENSITY POLYETHYLENE (HDPE)

SEABOARD

Residential

Leading Brands of High Performance Building Products

Industrial

CPG Overview

2007 PF Rev $100mm

HDPE-based commercial building products

2007 PF Rev $217mm

PVC-based residential building products

Commercial

Industrial

AZEK

Procell Decking expands AZEK Building Products offering

HINY HIDERS
Santana Products

COMTEC
INDUSTRIES

CAPITOL
PARTITIONS INC.

INTEGRAL HINGE

40

  Party                                                  Value Proposition                                       Example

Consumers                                      Low maintenance                                                  Stain resistant, easy to clean

      Life cycle cost                       Scratch resistant (deck board)

      Aesthetics                                   No rotting (deck/trim/moulding)

      No rusting (partitions & lockers)

Contractors &                               No call backs                                                               100% usable product (no

      Installers                                       Reduced installation time                           knots/splits), 15% scrap reduction,
                                                                    Workability                                                                           better product, fewer after sales
                                                                            issues than other products,

      heat forming (trim)

Builders & Architects          Value to customers                                          ICC Code listing, AIA accreditation

Dealers &                                           Dependable margins                                         Desired brand, ability to supply

      Distributors                                 Stability of pricing                                                  Lead generation

      Rapid growth

CPG Overview

Products with Superior Value Proposition

$ billions
PVC
Wood/Other
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2007 Trim Market

$ billions
PVC
Composite
Wood
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2005 Deck Market

Significant Opportunity: Large Addressable Markets

13%

CPG Overview

Exterior Trim & Other Addressable Markets

$3

Estimated to be $3 billion market

Increased decorative trim on houses

Wood primary material

Historical growth with the overall housing market

PVC trim in existence for approximately 10 years

Historical growth well in excess of underlying market

Constitutes approximately 10% of market today

______________________________________________________________________________________________________________

Source:  Management estimates

Deck Market

$4

Deck market estimated to be $4 billion market

3% growth historical

Composite market represents over 20% of market

Historical growth rate above market by taking share from
wood

PVC Decking recently introduced category

Superior performance

Expected to take share from wood and composite

Penetration opportunity of 20% or more

Conversion to Synthetic Materials Still in Early Stages

Windows

Introduction

Growth

Maturity

Decline

Fiber Cement

Siding

Wood

Windows

Plywood

Lumber

Vinyl

Timeline

Introduction

Growth

Maturity

Decline

OSB

Wood

Windows

Plywood

AZEK

Trim

Lumber

Vinyl

Siding

AZEK

Deck

CPG Overview

Composite

Decking

Laminated

Shingles

Plastic

Partitions

Plastic

Lockers

______________________________________________________________________________________________________________

Source:  Management estimates

MANITOBA
ONTARIO
WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
OREGON
IDAHO
WYOMING
SOUTH DAKOTA
IOWA
NEVADA
UTAH
NEBR.
COLORADO
KANSAS
CALIFORNIA
UNITED STATES
New territory
Los Angeles
San Diego
Pacific Ocean
ARIZONA
Phoenix
NEW MEXICO
OKLA.
ARKANSAS
TEXAS
Dallas
San Antonio
Houston
LOUISIANA
MEXICO
Monterrey
Gulf of Mexico
Hawaii: Distributor
HonoluluWoodTreating-Kapolei
MO.
ILLINOIS
Chicago
WIS.
MICHIGAN
INDIANA
OHIO
KY.
TENN.
MISS.
ALABAMA
GEORGIA
FLORIDA
S.C.
NORTH CAROLINA
VA.
W. VA.
PA
NEW YORK
New York
Philadelphia
Washington, D.C.
Toronto
Ottawa
Montréal
VT.
N.H.
MAINE
CONN.
N.B.
N.S.
Atlantic Ocean
Nassau

AZEK Building Products

Large and Expanding Distribution Network

70+ distributor outlets

2,000+ dealers

CPG Overview

AZEK Trim

AZEK Deck

AZEK Moulding

Crown Profiles
Casing Profiles
Cove Profiles
Drip Cap Profile
Sill Profiles
Shingle Band Profile

Continual Product Development & Innovation

CPG Overview

New Products

Railing (Composatron acquisition)

AZEK Porch (introduced February 2008)

Others ???

#1 Brand of Trim

Fastest growing brand
of decking

Mouldings that match
AZEK Trim

Intense Focus on Continuous Improvement
in Manufacturing and Technology Excellence

Process

Sheet Extrusion

Profile Extrusion

Blending

CPG Overview

Products/Markets

Trimboard, beadboard,
cornerboard, ATM,
industrial sheet

Decking, moulding,
porch plank

Formulation for
products

Comments

Thick gauge PVC, HDPE, and
PP sheet

As one of the largest, scale
lowers output cost

Long history of firsts including
1 ¼”  foamed PVC board

Ample capacity to support growth

Customized high out-put lines

Tripled deck capacity this year

Exclusive Procell technology

High out-put customized lines

Proprietary formulations

Extensive blending capacity for
growth

Purchasing power

Process                                                       Products/Markets                             Comments

100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Industrial
Branded Building Products
2001
2002
2003
2004
2005
2006
2007

Residential New Construction
Industrial
Commercial
Residential Repair and Remodeling

Diverse End Markets

CPG Overview

% of Revenue From Branded Building Products

Diverse End Markets

Balanced exposure to multiple end markets

Strong and growing sales network
throughout US

AZEK added Canadian distribution in 2006

Market size expected to eventually
be 20% of US

105
114
128
2000
2005
2015 E

$400
$350
$300
$250
$200
$150
$100
$50
$0
1996
2000
2004
2007 E
2009 E
2011E
2013E
2015E

Favorable Long-Term Demographics

Total U.S. Households

Repair and Remodeling Expenditures

CPG Overview

($ in billions)

1995-2006
CAGR: 5.6%

2007-2015E
CAGR: 5.4%

Attractive demographics for residential
construction

Household formations – emergence of
Echo-Boomers

Immigration

Aging Baby Boomers

Long-term projected repair and remodeling
growth at 5.4% per annum

Aging housing stock

Emergence of serial remodeling

Increased view as investment

2000-2005
CAGR: 1.7%

2005-2015E
CAGR: 1.2%

______________________________________________________________________________________________________________

Source:  U.S. Census, Harvard Joint Center for Housing Studies and NAHB

1,600
1,400
1,200
1,000
800
600
400
200
0
1,403
1,491
1,440
1,371
1,341
1,182
1,173
1,006
1,090
1,050
1,050
1,075
1,120
1,165
1,200
1,250
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Q4 '09

(000s)	2007A	Q1 2008E	Q2 2008E	Q3 2008E	Q4 2008E	CY 2008E	YoY Change	CY 2009E	YoY Change
NAHB		1,090	1,050	1,050	1,075	1,066	(21.3%)	1,184	11.1%
NAR		1,111	1,085	1,075	1,057	1,081	(20.2%)	1,068	(1.2%)
MBAA		1,095	1,063	1,042	1,072	1,068	(21.2%)	1,153	8.0%
Moody's		1,040	900	900	980	955	(29.5%)	1,358	42.1%
Average	1,355	1,084	1,025	1,017	1,046	1,043	(23.1%)	1,191	15.0%

Residential New Construction Nearing Bottom

CPG Overview

Total U.S. housing starts have fallen 56% from peak levels

( in 000s)

Total U.S. Housing Starts

______________________________________________________________________________________________________________

Source:  U.S. Census, NAHB, NAR, MBAA, Moody’s Economy.com

Housing Starts Forecast

Note:  Forecasted U.S. housing starts are taken from NAHB

$350
$300
$250
$200
$150
$70
$60
$50
$40
$30
$20
Net Sales
EBITDA
TTM Net Sales
TTM EBITDA*

2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
1,994
1,965
1,819
1,721
1,629
1,491
1,468
1,182
1,004
Q4 '05
Q1 '06
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07

$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07

Growth in Difficult Operating Environment

CPG Overview

Growth drivers:

Conversion to synthetic

Product line extension/introduction

Product enhancements

Geographic expansion

Growing distribution

Acquisitions

Profitability drivers:

Pricing consistent with value proposition

Premium brands

Total U.S. Housing Starts (1)

PVC Resin Prices (cents/lb.)

( in millions)

*   Adjusted EBITDA per credit agreement

LTM Net Sales and EBITDA

______________________________________________________________________________________________________________

Source:  U.S. Census and CMAI

10 Yr Median: $0.48

Current: $0.68

(1) Seasonally adjusted annual rate at quarter end

Net Sales
EBITDA*
$400
$350
$300
$250
$200
$150
$100
$50
$0
$80
$70
$60
$50
$40
$30
$20
$10
$0
Net Sales
EBITDA
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

A Long History of Growth and Profitability

CPG Overview

($ in millions)

*   Adjusted EBITDA per credit agreement

** Denotes midpoint of guidance range for 2008

*** Announced on February 11, 2008; expected to close in Q1 2008

AZEK Launched

Santana Acquired

Comtec Launched

Procell Acquired

Mouldings Launched

AZEK Canada

AZEK West

Retail Channel

Net Sales and EBITDA

Composatron Acquisition ***

$8.4
$7.4
$7.3
$21.8
$17.0
$14.4
2002
2003
2004
2005
2006
2007

5.6X
4.8X
4.5X
4.2X
4.3X
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07

Capital Expenditures and Net Leverage

CPG Overview

Capital Expenditures

Net Debt/EBITDA

($ in millions)

Keyser Facility and Decking expansion
essentially complete

Strategic investment to position for
growth

Decking capacity in both Foley and
Scranton

Ample capacity to serve market

Reduced net leverage from 5.6x to 4.3x

De-leveraging in a difficult environment

Focused on cash position

Liquidity position at $48.2 million

Trailing twelve month adjusted PF
EBITDA of $63.9 million

Composatron Acquisition Enhances AZEK

CPG Overview

Leading manufacturer of premium PVC composite railing systems

Acquisition further strengthens AZEK Building Products

Expanded product offering is a powerful differentiator in the market  (as evidenced by AZEK Deck/Trim feedback)

Increasing line-up of top tier, premium branded building products

Attractive opportunity at reasonable purchase price

Expanded distribution opportunities with existing AZEK channel footprint

Expected to close in 1st Quarter 2008

Product Cross-Section: Wood
Flour/PVC filler with a PVC cap Stock

Color Selection: White rails or colors to match
AZEK Deck

Installation: All pre-drilled holes
– only screws needed for
assembly

CPG INTERNATIONAL
Building Products. Better.
AZEK Building Products
SCRANTON PRODUCTS
AZEK Trim
AZEK Deck
AZEK Moulding
CELTEC
Vycom
Division of AZEK Building Products
Flametec
HITEC HIGH DENSITY POLYETHYLENE (HDPE)
SEABOARD
COMTEC INDUSTRIES
HINY HIDERS Santana Products
CAPITOL PARTITIONS INC.

Industrial

Commercial

Residential

Industrial

CPG

Questions?

APPENDIX

CPG Overview

Motivated Management and Experienced Board

Glenn Fischer, President & CEO (Interim)

Former President and COO of Airgas, Inc.

Ralph Bruno, President AZEK Building Products

With the Company since 2001

Previously with Trex Corp.

22 years of industry experience

Chris Bardasian, President Scranton Products

Joined the Company in 2007 through acquisition of Procell

Formerly with Alside’s Ultra Guard Vinyl Fencing, Railing and Decking Division

30 years of industry experience

Kevin Sloan, SVP Operations

Joined the Company in 2007 through acquisition of Procell

Formerly with Heritage Vinyl Fence

30 years of industry experience

Scott Harrison, CFO

With the Company since 2005

Previously with Silgan, Wachovia Capital Partners, Bowles Hollowell Conner

12 years of management experience in finance and operations

Highly experienced and engaged board

Vin Sarni, former Chairman and CEO of PPG Industries

Vincent Colarco, former Chairman and CEO of Crompton Corporation

Julian Steinberg, SVP and GM of Performance Coatings at Noveon, Inc.

Glenn Fischer, former President and COO of Airgas, Inc.

CPG Overview

UNIFRAX
Henry
Pregis Corporation
METTLER TOLEDO
CPG INTERNATIONAL
Kranson Industries
TAMPICO
BURT'S BEES
symrise
creating brands, supporting brands
CFS
Convenience Food Systems
ACOSTA
noveon
The Specialty Chemicals Innovator™

Leading Private Equity Sponsor

AEA is a pioneer in the private equity industry, having been founded in 1968 by the
Rockefeller, Harriman and Mellon family interests and S.G. Warburg & Co.

$1.5 billion global private equity fund focused on investing in middle market companies

Focus and experience in both North America, Europe, and Asia with offices in New York,
London, and Hong Kong

AEA’s investment professionals work closely with the firm’s more than 75
Participants, executives on retainer, and Operating Partners to review investment opportunities and help drive the value added plan for post-investment

Participants include CEOs of world’s leading corporations

AEA focuses its investment activities in well-defined sectors where its professionals have deep experience and networks

Value added industrials, Specialty chemicals, Consumer products, and Business services

CPG Overview

At Close Book Capitalization $	%	Cumulative Multiple of LTM EBITDA (1)
Cash	$9.6	2.0%	
Credit Facility ($65 million)	0.0	0.0%	0.0x
Senior Floating Rate Notes	128.1	27.0%	2.0x
Senior Fixed Rate Notes	150.0	31.6%	4.3x
Total Debt	278.1	58.6%	4.3x
Total Equity	196.5	41.4%	
Total Capitalization	$474.7	100.0%	

(1) Based on 2007 Adjusted EBITDA of: $63.9

Current Capitalization

CPG Overview

Current Capitalization

($ in millions)

Downside:

Housing market deteriorates further

Recession impacts remodeling market

Recession impacts industrial markets

Resin prices escalate further

Upside:

Higher AZEK® Trim/Moulding/Deck
growth

Increased market penetration for
AZEK products

Increased outlets for Railing

Improved material cost and lower resin

$ in millions                                                                     2007                                                2008

                                                                                          ActualLow                                    High

Revenue                                                             $313.7                                    $335                            $385

GM %                                                                      28.2%                                    26.5%                          28.5%

SG&A %                                                              14.9%                                   13.5%                          14.5%

Adjusted EBITDA                                       $63                                         $68                              $78

Capital Expenditures                             $14                                         $8                           $13

2008 Guidance

2008 Adjusted EBITDA Guidance

Reconciliation to Adjusted EBITDA

CPG Overview

($ in thousands)

(1) Represents the pro forma effect from Santana and Procell Decking as if the Santana Acquisition and the Procell Acquisition took place on January 1, 2006, as defined by our credit agreement

Year

Ended

Year

Ended

December

31

,

December

,

2007

2006

Net income (loss)

$

4,

678

$

                (

485

)

    Interest expense, net

33,

700

28,685

    Income tax expense

3,809

    Depreciation and amortization

18,157

13,813

EBITDA

$

60,

344

$

42,243

Reconciliation to Adjusted EBITDA:

EBITDA

$

60,

$

42,243

  N

on

-

recurring items:

     Settlement charges

500

–

     Net gain on sale of fixed assets

(421

)

–

     Retiring executive costs

–

     Severance costs

1,009

–

     Relocation and hiring costs

–

81

     Management fee

and expenses

1,733

1,021

     Non

-

recurring /acquisition costs

  73

Adjusted EBITDA

$

63,

238

$

44,275

Proforma adjustments(1)

             8,582

Adjusted EBITDA with pro forma adjustments

$

6

3,948

$

           52,857